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                          1,000,000 Preferred Securities
                            1st Source Capital Trust II

                Floating Rate Cumulative Trust Preferred Securities (Liquidation Amount of $25 per Preferred Security)


                               UNDERWRITING AGREEMENT
                               ----------------------

                                                              March ___, 1997


STIFEL, NICOLAUS & COMPANY, INCORPORATED
 As Representative of the Several Underwriters named in Schedule I hereto
500 North Broadway
St. Louis, Missouri 63102

Dear Sirs:

         1st Source Corporation, an Indiana corporation (the "Company"), and its financing subsidiary, 1st Source Capital Trust II, a Delaware business trust (the "Trust", and hereinafter together with the Company, the "Offerors"), propose that the Trust issue and sell to the several underwriters listed on
Schedule I hereto (the "Underwriters"), pursuant to the terms of this Agreement, 1,000,000 of the Trust's Floating Rate Cumulative Trust Preferred Securities, with a liquidation amount of $25.00 per preferred security (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The aforementioned 1,000,000 Preferred Securities to be sold to the Underwriter are herein called the "Firm
Preferred Securities". Solely for the purpose of covering over-allotments in the sale of the Firm Preferred Securities, the Offerors further propose that the Trust issue and sell to the Underwriters, at their option, up to an additional 100,000 Preferred Securities (the "Option Preferred Securities") upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Preferred Securities and any Option Preferred Securities are herein collectively referred to as the "Designated Preferred Securities". You are acting as representative of the Underwriters and in such capacity are sometimes herein referred to as the "Representative."

         The Offerors hereby confirm as follows their agreement with each of the Underwriters in connection with the proposed purchase of the Designated Preferred Securities.

   1.    SALE, PURCHASE AND DELIVERY OF DESIGNATED PREFERRED SECURITIES;
         ---------------------------------------------------------------
DESCRIPTION OF DESIGNATED PREFERRED SECURITIES.
-----------------------------------------------

         (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to each of the Underwriters and each of the Underwriters agrees,

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severally and not jointly, to purchase from the Trust, at a purchase price of
$25.00 per share (the "Purchase Price"), the respective number of Firm Preferred Securities set forth opposite the name of such Underwriter in
Schedule I hereto. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus), the Company shall pay to each Underwriter a commission of $_____ per Firm Preferred Security purchased (the "Firm Preferred Securities Commission"). The Representative may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to eliminate the name of the Representative) and to amend the number of firm Preferred Securities to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Preferred Securities listed on Schedule I shall equal 1,000,000.

         In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants to the Underwriters, severally and not jointly, an option to purchase all or any portion of the 100,000 Option Preferred Securities, and upon the exercise of such option in accordance with this Section 1, the Offerors hereby agree that the Trust shall issue and sell to the Underwriters, severally and not jointly, all or any portion of the Option Preferred Securities at the same Purchase Price per share paid for the Firm Preferred Securities. If any Option Preferred Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Trust that proportion (subject to adjustment as you may determine to avoid fractional shares) of the number of Option Preferred Securities to be purchased that the number of Firm Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to 1,000,000. Because the proceeds from the sale of the Option Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriters a commission of $_____ per Option Preferred Security for each Option Preferred Security purchased (the "Option Preferred Securities Commission"). The option hereby granted (the "Option") shall expire 30 days after the date upon which the Registration Statement (as hereinafter defined) becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Preferred Securities. The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Trust setting forth the number of Option Preferred Securities as to which the Underwriters are exercising the Option and the time, date and place for payment and delivery of certificates for such Option Preferred Securities. Such time and date of payment and delivery for the Option Preferred Securities (the "Option Closing Date") shall be determined by you, but shall not be earlier than two nor later than five full business days after the exercise of such Option, nor in any event prior to the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.

         Payment of the Purchase Price and the Firm Preferred Securities Commission and delivery of certificates for the Firm Preferred Securities shall be made at the offices of Stifel, Nicolaus & Company, Incorporated, 500 North Broadway, St. Louis, Missouri 63102, or such other place as shall be agreed to by you and the Offerors, at 10:00 a.m., St. Louis time, on March _____, 1997, or at such other time not more than five full business days thereafter as the Offerors and you shall determine (the "Closing Date"). If the Underwriters exercise the option to

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purchase any or all of the Option Preferred Securities, payment of the
Purchase Price and Option Preferred Securities Commission and delivery of certificates for such Option Preferred Securities shall be made on the Option Closing Date at the Underwriters' offices, or at such other place as the Offerors and you shall determine. Such payments shall be made to an account designated by the Trust by wire transfer or certified or bank cashier's check, in same day funds, in the amount of the Purchase Price therefor, against delivery by or on behalf of the Trust to you for the respective accounts of the several Underwriters of certificates for the Designated Preferred Securities to be purchased by the Underwriters.

         The Agreement contained herein with respect to the timing of the Closing Date and Option Closing Date is intended to, and does, constitute an express agreement, as described in Rule 15c6-1(c) and (d) promulgated under the 1934 Act (as defined herein), for a settlement date other than four business days after the date of the contract.

         Certificates for Designated Preferred Securities to be purchased by the Underwriters shall be delivered by the Offerors in fully registered form in such authorized denominations and registered in such names as you shall request in writing not later than 12:00 noon, St. Louis time, two business days prior to the Closing Date and, if applicable, the Option Closing Date. Certificates for Designated Preferred Securities to be purchased by the Underwriters shall be made available by the Offerors to you for inspection, checking and packaging at such office as you may designate in writing not later than 1:00 p.m., St. Louis time, on the last business day prior to the Closing Date and, if applicable, on the last business day prior to the Option Closing Date.

         Time shall be of the essence, and delivery of the certificates for the Designated Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

         (b) The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among State Street Bank and Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees named therein, (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Underwriters, said Agreement being hereinafter referred to as the "Trust Agreement". In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its Subordinated Debentures ( the "Debentures") pursuant to an Indenture, to be dated as of March _____, 1997, between the Company and State Street Bank and Trust Company, as Trustee (the "Indenture") and (ii) to guarantee certain payments on the Designated Preferred Securities pursuant to a Guarantee Agreement between the Company and State Street Bank and Trust Company, as guarantee trustee (the "Guarantee"), to the extent described therein.

   2.    REPRESENTATIONS AND WARRANTIES.
         ------------------------------

         (a) The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

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                  (i)   The reports filed with the Securities and Exchange
         Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the rules and regulations thereunder (the "1934 Act Regulations") at the time they were filed with the Commission, complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (ii) The Offerors have prepared and filed with the Commission a registration statement on Form S-3 (File Numbers 333-_______, 333-________-01 and 333-________-02) for the registration of the
         Designated Preferred Securities, the Guarantee and $27,500,000 aggregate principal amount of Debentures under the Securities Act of 1933, as amended (the "1933 Act"), including the related prospectus subject to completion, and one or more amendments to such registration statement may have been so filed, in each case in conformity in all material respects with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder.
         Copies of such registration statement, including any amendments thereto, each Preliminary Prospectus (as defined herein) contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Offerors to the Representative.
         After the execution of this Agreement, the Offerors will file with the Commission (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A of the 1933 Act Regulations ("Rule 430A") or permitted by Rule 424(b) of the 1933 Act Regulations ("Rule 424(b)") and as have been provided to and not objected to by the Representative prior to (or as are agreed to by the Representative subsequent to) the execution of this Agreement, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective, a copy of which amendment has been furnished to and not objected to by the Representative prior to (or is agreed to by the Representative subsequent to) the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective under the 1933 Act, including
         (1) all financial schedules and exhibits thereto, (2) all documents
         (or portions thereof) incorporated by reference therein filed under the 1934 Act, and (3) any information omitted therefrom pursuant to Rule 430A and included in the Prospectus (as hereinafter defined);
         the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto including all documents (or portions thereof) incorporated by reference therein under the 1934 Act (including the prospectus subject to completion, if any, included in the Registration Statement and each prospectus filed pursuant to Rule 424(a) under the 1933
         Act); and the

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

         term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement, in each case including the financial schedules and all documents (or portions thereof) incorporated by reference therein under the 1934 Act. The date on which the Registration Statement becomes effective is hereinafter referred to as the "Effective Date."

                  (iii) The documents incorporated by reference in the Preliminary Prospectus or Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and when read together and with the other information in the Preliminary Prospectus or Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date and any Option Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (iv) No order preventing or suspending the use of any Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) has been issued by the Commission, nor has the Commission, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. Each Preliminary Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not
         --------  -------
         apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by any of the Underwriters expressly for inclusion in the Prospectus beneath the heading "Underwriting" and the last sentence on the cover page of the Prospectus (such information referred to herein as the "Underwriters' Information").

                  (v) At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading. At the Effective Date and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not contain and will not

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         contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this
                                    --------  -------
         representation and warranty does not apply to Underwriters'
         Information.

                  (vi) (A) The Company is duly organized, validly existing and in good standing under the laws of the State of Indiana, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                        (B) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and Prospectus, to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; the Trust is not a party to or subject to any action, suit or proceeding of any nature; the Trust is not, and at the Closing Date or any Option Closing Date will not be, to the knowledge of the Offerors, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                  (vii) The Company has 10 subsidiaries. They are listed on Exhibit A attached hereto and incorporated herein (the
         ---------
         "Subsidiaries"). The Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. 1st Source Bank is referred to as the "Bank". Each Subsidiary is a bank, corporation or business trust duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation. Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if

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         the Prospectus is not in existence, the most recent Preliminary
         Prospectus) and as currently being conducted. The deposit accounts of the Bank are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC") up to the maximum amount provided by law, except to the extent the Prospectus discloses such deposit accounts are insured by the Savings Association Insurance Fund administered by the FDIC ("SAIF") and to such extent the deposit accounts are so insured up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened.

                  (viii) The Company and each of the Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock of the Subsidiaries (A) have been duly authorized and are validly issued,
         (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C.
         Section 1831o, and (C) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity. Except as disclosed in the Prospectus, there are no outstanding rights, warrants or options to acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Offerors or the Subsidiaries.

                  (ix) The capital stock of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror; no person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding rights, options or warrants to acquire any securities of the Offerors, and there are no outstanding securities convertible into or exchangeable for any such securities and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company's corporate charter or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound.

                  (x) (A) The Trust has all requisite power and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration

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         Statement and the Prospectus (or, if the Prospectus is not in
         existence, the most recent Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and sufficiently taken. The Designated Preferred Securities, when delivered in accordance with this Agreement, will be duly and validly issued and outstanding, will be fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement, will not be issued in violation of or subject to any preemptive or similar rights, and will conform to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and the Trust Agreement. None of the Designated Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

                        (B) The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and will conform to the description thereof contained in the Prospectus.

                        (C) The Guarantee has been duly and validly authorized, and, when duly and validly executed and delivered to the guarantee trustee for the benefit of the Trust, will constitute a valid and legally binding obligation of the Company and will conform to the description thereof contained in the Prospectus.

                        (D) The Agreement as to Expenses and Liabilities (the "Expense Agreement") has been duly and validly authorized, and, when duly and validly executed and delivered by the Company, will constitute a valid and legally binding obligation of the Company and will conform to the description thereof contained in the Prospectus.

                  (xi) The Offerors and the Subsidiaries have complied in all material respects with all federal, state and local statutes, regulations, ordinances and rules applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted.

                  (xii) The Offerors and the Subsidiaries have all material permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and as currently being conducted in all material respects. All such Permits are in full force and effect and each of the Offerors and the Subsidiaries are in all material

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         respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Offerors nor any of the Subsidiaries have received notice or otherwise has knowledge of any proceeding or action relating to the revocation or modification of any such Permit.

                  (xiii) Neither of the Offerors nor any of the Subsidiaries is in breach or violation of their corporate charter, by-laws or other governing documents (including without limitation, the Trust Agreement) in any material respect. Neither of the Offerors nor any of the Subsidiaries are, and to the knowledge of the Offerors no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which such breach, violation or default could have material adverse consequences to the Offerors and the Subsidiaries on a consolidated basis, and to the knowledge of the Offerors, no other party has asserted that the Offerors or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing shall not apply to defaults by borrowers from the
         Bank), or (B) except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties the breach, violation or default of which could have a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects, or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

                  (xiv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus in not in existence, the most recent Preliminary Prospectus) do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter or by-laws of the Company or the Subsidiaries, the Trust Agreement, the Guarantee, the Indenture, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which the Offerors or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which conflict, creation, imposition, breach, violation or default would have either singly or in the aggregate a material adverse effect on the condition, financial or otherwise, earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act, the Trust Indenture Act and from the Nasdaq Stock Market's National Market relating to the listing of the Designated Preferred Securities, the Company's Term Loan Agreement dated as of October 2, 1995, the Company's Standby Term Loan Agreement dated September 28, 1994 and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

                  (xv) The Offerors have all requisite corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly authorized by the Company, and, when executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act and will conform to the description thereof contained in the Prospectus.

                  (xvi) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid, existing and enforceable leases and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any leases.

                  (xvii) Coopers & Lybrand L.L.P., who have certified certain of the consolidated financial statements of the Company and the Subsidiaries including the notes thereto, included in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

                  (xviii)   The consolidated financial statements including
         the notes thereto, included by incorporation by reference or otherwise in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) with respect to the Company and the Subsidiaries, comply in all material respects with the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected and summary consolidated financial data concerning the Offerors and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein, and have been compiled on a basis consistent with that of the consolidated financial statements of the Offerors and the Subsidiaries in the Registration Statement and the Prospectus (or such Preliminary Prospectus). The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or such Preliminary Prospectus) comply in all material respects with the 1933 Act and the 1933 Act Regulations, present fairly the information shown therein, and to the extent applicable have been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or such Preliminary Prospectus).

                  (xix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except as otherwise stated therein:

                        (A)  neither of the Offerors nor any of the
         Subsidiaries have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                        (B) there has not been any material adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                        (C)  neither of the Offerors nor any of the
         Subsidiaries have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business which is material to the condition (financial or otherwise), earnings, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis;

                        (D) neither of the Offerors have declared or paid any dividend, and neither of the Offerors nor any of the Subsidiaries have become delinquent in the payment of principal or interest on any outstanding borrowings; and

                        (E) there has not been any change in the capital stock, equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors or the Subsidiaries.

                  (xx) Except as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Offerors or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or such Preliminary Prospectus) and is not so disclosed.

                  (xxi) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits or incorporated by reference to the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not so summarized.

                  (xxii) Neither of the Offerors has taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities, and neither of the Offerors is aware of any such action taken or to be taken by any affiliate of the Offerors.

                  (xxiii)   The Offerors and the Subsidiaries own, or possess
         adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and neither the Offerors nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for any such infringement or conflict.

                  (xxiv) Except as adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Offerors, is imminent which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). Neither the Company nor any of the Subsidiaries have received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which might be expected to have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                  (xxv) The Offerors and the Subsidiaries have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Offerors or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis.

                  (xxvi) Each of the material contracts, agreements and instruments described or referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Offerors or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Offerors, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder.

                  (xxvii)   No relationship, direct or indirect, exists
         between or among the Offerors or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Offerors or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) which is not adequately described therein.

                  (xxviii) No person has the right to request or require the Offerors or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                  (xxix) The Designated Preferred Securities have been approved for quotation on the Nasdaq National Market subject to official notice of issuance.

                  (xxx) Except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

                  (xxxi) Neither of the Offerors is an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (xxxii)   The Offerors have not distributed and will not
         distribute prior to the Closing Date any prospectus in connection with the Offering, other than a Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by the Representative.

   3.    OFFERING BY THE UNDERWRITERS.  After the Registration Statement
         ----------------------------
becomes effective or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose to offer the Firm Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change.

         The Underwriters may reserve and sell such of the Designated Preferred Securities purchased by the Underwriters as the Underwriters may elect to dealers chosen by it (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable

Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

   4.    CERTAIN COVENANTS OF THE OFFERORS.    The Offerors jointly and
         ---------------------------------
severally covenant with the Underwriters as follows:

         (a) The Offerors shall use their best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Offerors will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Representative of such timely filing.

         (b) The Offerors shall notify you immediately, and confirm such notice in writing:

                  (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

                  (ii) of the receipt of any comments or requests from the Commission;

                  (iii) of any request of the Commission to amend or supplement the Registration Statement, any Preliminary Prospectus or the Prospectus or for additional information; and

                  (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

         (c) The Offerors shall furnish to the Underwriters, from time to time without charge, as soon as available, as many copies as the Underwriters may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) each Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

         (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Offerors shall comply to the best of their ability with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Designated Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. The Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to any Preliminary Prospectus or to the Prospectus of which you shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which you or counsel for the Underwriter shall object. If it is necessary, in the Company's reasonable opinion or in the reasonable opinion of the Company's counsel to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Preferred Securities, the Offerors shall forthwith amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided the Underwriters or counsel for the Underwriters does not reasonably object), and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance reasonably satisfactory to you and counsel for the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection (d), forthwith amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to you and counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (e) The Offerors shall cooperate with you and counsel for the Underwriters in order to qualify the Designated Preferred Securities for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Designated Preferred Securities; provided, however, that the Offerors shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing. The Offerors shall file such statements and reports as may be required by the laws of each jurisdiction in which the Designated Preferred Securities have been qualified as above. The Offerors will notify you immediately of, and confirm in writing, the suspension of qualification of the Designated Preferred Securities or threat thereof in any jurisdiction.

         (f) The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Offerors conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

         (g) The Offerors shall use the proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

         (h) For five years from the Effective Date, the Offerors shall furnish to the Representative copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with any national securities exchange or the Nasdaq National Market and such other documents, reports and information concerning the business and financial conditions of the Offerors as the Representative may reasonably request, other than such documents, reports and information for which the Offerors has the legal obligation not to reveal to the Representative.

         (i) For a period of 30 days from the Effective Date, the Offerors shall not, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of any Designated Preferred Securities other than pursuant to this Agreement, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company that are substantially similar to the Designated Preferred Securities, including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities other than the ____% Cumulative Trust Preferred Securities, with a liquidation amount of $25 per preferred security, issued by 1st Source Capital Trust I, a Delaware business trust, and the related guarantee and subordinated debentures, all as more fully described in the Registration Statement, without the prior written consent of the Representative.

         (j) The Offerors shall use their best efforts to cause the Designated Preferred Securities to become quoted on the Nasdaq National Market, or in lieu thereof a national securities exchange, and to remain so quoted for at least five years from the Effective Date or for such shorter period as may be specified in a written consent of the Representative, provided this shall not prevent the Company from redeeming the Designated Preferred Securities pursuant to the terms of the Trust Agreement. If the Designated Preferred Securities are exchanged for Debentures, the Company will use its best efforts to have the Debentures promptly listed on the Nasdaq National Market or other organization on which the Designated Preferred Securities are then listed, and to have the Debentures promptly registered under the Exchange Act.

         (k) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Underwriters' option to purchase the Option Preferred Securities shall expire or (ii) the day following the Option Closing Date with respect to any Option Preferred Securities that the Underwriters shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Offerors nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Offerors or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, and there will not be any material change in the financial position, capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Offerors and the Subsidiaries on a consolidated basis.

         (l) The Offerors shall not, for a period of 180 days after the date hereof, without the prior written consent of the Representative, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) of the Offerors' securities.

         (m) The Offerors shall not take, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.

         (n) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Offerors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Offerors, the Subsidiaries or the offering of the Designated Preferred Securities (the "Offering") without your prior written consent.

   5.    PAYMENT OF EXPENSES.  Whether or not this Agreement is terminated or
         -------------------
the sale of the Designated Preferred Securities to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:

         (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus or Prospectuses, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements), the certificates for the Designated Preferred Securities and the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

         (b) all fees, expenses and disbursements of the Offerors' counsel and accountants;

         (c) all fees and expenses incurred in connection with the qualification of the Designated Preferred Securities, Debentures and the Guarantee under the securities or blue sky laws of such jurisdictions as you may request, including all filing fees and fees and disbursements of counsel for the Underwriters in connection therewith, including, without limitation, in connection with the preparation of the Preliminary and Final Blue Sky Memoranda and any legal investment surveys and any supplements thereto;

         (d) all fees and expenses incurred in connection with filings made with the NASD;

         (e) any applicable fees and other expenses incurred in connection with the listing of the Designated Preferred Securities and, if applicable, the Guarantee and the Debentures on the Nasdaq National Market;

         (f) the cost of furnishing to you copies of the initial registration statements, any Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

         (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

         (h) all costs and expenses (including stock transfer taxes) incurred in connection with the printing, issuance and delivery of the Designated Preferred Securities to the Underwriters;

         (i) all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture and the Guarantee; and

         (j) all other costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement that are not otherwise specifically provided for in this Section 5.

         If the sale of Designated Preferred Securities contemplated by this Agreement is not completed due to the termination pursuant to the terms hereof (other than pursuant to Section 9 hereof), the Company will pay you your accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including without limitation travel expenses, reasonable fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Offerors and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Preferred Securities, in each case following presentation of reasonably detailed invoices therefor.

         If the sale of Designated Preferred Securities contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel for the Underwriters other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriters.

   6.    CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.  The obligations of the
         -------------------------------------------
Underwriters to purchase and pay for the Firm Preferred Securities and, following exercise of the option granted by the Offerors in Section 1 of this Agreement, the Option Preferred Securities, are subject, in your sole discretion, to the accuracy of and compliance with the representations and warranties and agreements of the Offerors herein as of the date hereof and as of the Closing Date (or in the case of the Option Preferred Securities, if any, as of the Option Closing Date), to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:

         (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., St. Louis time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Representative, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriters.

         (b) No Underwriter shall have advised the Company at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration Statement or any post-effective amendment thereto, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading.

         (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Agreement, and the Designated Preferred Securities, and the authorization and form of the Registration Statement and Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby or by the Trust Agreement shall be satisfactory in all material respects to counsel for the Underwriters, and the Offerors and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

         (d) Lewis, Rice & Fingersh, L.C., counsel for the Offerors, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Indiana, and is duly registered as a bank holding company under the BHC Act. Each of the Subsidiaries is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company and the Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus and is currently conducted in all material respects. To the best of such counsel's knowledge, all outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831 and, to the best of such counsel's knowledge, except as disclosed in the Prospectus, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares.

                  (ii) The capital stock, Debentures and Guarantee of the Company and the equity securities of the Trust conform to the description thereof contained in the Prospectus in all material respects. To the best of such counsel's knowledge, the capital stock of the Company authorized and issued as of December 31, 1996 is as set forth under the caption "Capitalization" in the Prospectus, has been duly authorized and validly issued, and is fully paid and nonassessable. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company or equity securities of the Trust, except as described in the Prospectus.

                  (iii) The issuance, sale and delivery of the Designated Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors. All of the Designated Preferred Securities have been duly and validly authorized and, when delivered in accordance with this Agreement will be duly and validly issued, fully paid and nonassessable, and will conform to the description thereof in the Registration Statement, the Prospectus and the Trust Agreement. The Designated Preferred Securities have been approved for quotation on the Nasdaq National Market subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus no restrictions upon the voting or transfer of, any shares of capital stock or equity securities of the Offerors or the Subsidiaries pursuant to the corporate charter, by-laws or other governing documents (including without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which either Offeror or any of the Subsidiaries is a party or by which either Offeror or any of the Subsidiaries may be bound.

                  (iv) The Offerors have all requisite corporate and trust power to enter into and perform their obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligations of the Offerors enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

                  (v) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                  (vi) The Debentures have been duly authorized, executed, authenticated and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                  (vii) The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity;

                  (viii) To the best of such counsel's knowledge, neither of the Offerors nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document (including without limitation, the Trust Agreement). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, and the Trust Agreement do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of the charter, by-laws or governing document (including without limitation, the Trust Agreement) of the Offerors or the Subsidiaries, or to the best of such counsel's knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either Offeror or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which, in each case, is material to the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under Indiana law in connection with the transactions contemplated by this Agreement in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

                  (ix) To the best of such counsel's knowledge, holders of securities of the Offerors either do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel's knowledge, neither the Offerors nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Offerors.

                  (x) Except as set forth in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, (i) no action, suit or proceeding at law or in equity is pending or threatened in writing to which the Offerors or the

         Subsidiaries is or may be a party, and (ii) no action, suit or proceeding is pending or threatened in writing against or affecting the Offerors or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Preferred Securities as contemplated herein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

                  (xi) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Registration Statement and the Prospectus, except such as have been obtained under the 1933 Act and the Trust Indenture Act, the Company's Term Loan Agreement dated as of October 2, 1995, the Company's Standby Term Loan Agreement dated as of September 28, 1994, and except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

                  (xii) The Registration Statement and the Prospectus and any amendments or supplements thereto and any documents incorporated therein by reference (other than the financial statements or other financial data included therein or omitted therefrom and Underwriters' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness.

                  (xiii) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be disclosed in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not so disclosed or filed.

                  (xiv) The statements under the captions "Description of the Preferred Securities", "Description of the Subordinated Debentures", "Description of the Guarantee", "Relationship Among the Preferred Securities, the Subordinated Debentures and the Guarantee", "Certain Federal Income Tax Consequences", "ERISA Considerations", "Regulation", "Governmental Policies and Legislation", and "Legislative Developments" in the Prospectus or incorporated therein by reference, insofar as such statements constitute a summary of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial and statistical data as to which said counsel expresses no opinion or belief.

                  (xv) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

                  (xvi) Except as described in or contemplated by the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions, or material legal restrictions required to be described therein on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of its property or assets to the Offerors.

                  (xvii) To the best of such counsel's knowledge, (A) the business and operations of the Offerors and the Subsidiaries comply in all material respects with all statutes, ordinances, laws, rules and regulations applicable thereto and which are material to the Offerors and the Subsidiaries on a consolidated basis, except in those instances where non-compliance would not materially impair the ability of the Offerors and the Subsidiaries to conduct their business; and (B) the Offerors and the Subsidiaries possess and are operating in all material respects in compliance with the terms, provisions and conditions of all permits, consents, licenses, franchises and governmental and regulatory authorizations ("Permits") and required to conduct their businesses as described in the Prospectus and which are material to the Offerors and the Subsidiaries on a consolidated basis, except in those instances where the loss thereof or non-compliance therewith would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis; to the best of such counsel's knowledge, all such Permits are valid and in full force and effect, and, to the best of such counsel's knowledge, no action, suit or proceeding is pending or threatened which may lead to the revocation, termination, suspension or non-renewal of any such Permit, except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Offerors or the Subsidiaries to conduct their businesses.

         In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraphs (viii), (xiii) and (xvii) hereof and certificates of public officials. In giving such opinion, such counsel may rely as to matters of Delaware law upon (A) the opinion of Richards, Layton and Finger described herein and (B) the opinion of Vincent A. Tamburo, general counsel of the Company, as to certain matters regarding the Company and the Subsidiaries, and such counsel shall state in its opinion the amount of reliance it is placing on the opinion of such Company counsel and that such reliance is, in the view of such counsel, reasonable under the circumstances.

         Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement and Prospectus and the documents incorporated therein by reference (without taking further action to verify independently the statements made in the Registration Statement and the Prospectus, and without assuming responsibility for the accuracy or completeness of such statements, except to the extent expressly provided above) and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (B) that the Prospectus or any amendment or supplement thereto or the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

         (e) Richards, Layton and Finger, special Delaware counsel to the Offerors, shall have furnished to you their signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to such counsel, to the effect that:

                  (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act and, under the Trust Agreement and the Delaware Business Trust Act, has the trust power and authority to conduct its business as described in the Prospectus.

                  (ii) The Trust Agreement is a legal, valid and binding agreement of the Trust and the Trustees, and is enforceable against the Company, as sponsor, and the Trustees, in accordance with its terms.

                  (iii) Under the Trust Agreement and the Delaware Business Trust Act, the execution and delivery of the Underwriting Agreement by the Trust, and the performance by the Trust of its obligations thereunder, have been authorized by all requisite trust action on the part of the Trust.

                  (iv) The Designated Preferred Securities have been duly authorized by the Trust Agreement, and when issued and sold in accordance with the Trust Agreement, the Designated Preferred Securities will be, subject to the qualifications set forth in paragraph (v) below, fully paid and nonassessable beneficial interest in the assets of the Trust and entitled to the benefits of the Trust Agreement. The form of certificates to evidence the Designated Preferred Securities has been approved by the Trust and is in due and proper form and complies with all applicable requirements of the Delaware Business Trust Act.

                  (v) Holders of Designated Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Designated Preferred Securities may be obligated to make payments as set forth in the Trust Agreement.

                  (vi) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Designated Preferred Securities is not subject to preemptive rights.

                  (vii) The issuance and sale by the Trust of the Designated Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (a) the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

         Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

         (f) Bryan Cave LLP, counsel for the Underwriters, shall have furnished you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Preferred Securities, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Bryan Cave LLP may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law, other than law of the United States and the State of Missouri, and upon the opinions of Lewis, Rice & Fingersh, L.C. and Richards, Layton and Finger described herein.

         (g) On the date of this Agreement and on the Closing Date (and, if applicable, any Option Closing Date), the Representative shall have received from Coopers & Lybrand L.L.P. a letter, dated the date of this Agreement and the Closing Date (and, if applicable, the

Option Closing Date), respectively, in form and substance satisfactory to the Representative, confirming that they are independent public accountants with respect to Company, within the meaning of the 1933 Act and the 1933 Act Regulations, and stating in effect that:

                  (i) In their opinion, the consolidated financial statements of the Company audited by them and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                  (ii) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information", inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and 1933 Act Regulations or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement, with the basis for the audited consolidated financial statements of the Company included in the Registration Statement.

                  (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements of the Company included in the Registration Statement, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                        (A) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company, any increase in the consolidated debt of the Company, any decreases in consolidated total assets or shareholders equity of the Company, or any changes, decreases or increases in other items specified by the Underwriters, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company included in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses, have occurred or may occur or which are described in such letter; and

                        (B) for the period from the date of the latest unaudited interim consolidated financial statements included in the Registration Statement to the specified date referred to in Clause
         (iii)(A), there were any decreases in the consolidated interest income, net interest income, or net income of the Company or in the per share amount of net income of the Company, or any changes, decreases or increases in any other items specified by the Representative, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

                  (iv) In addition to the audit referred to in their report included in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records and consolidated financial statements of the Company which appear in the Registration Statement specified by the Underwriters in the Registration Statement, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company have found them to be in agreement.

         In the event that the letters to be delivered referred to above set forth any such changes, decreases or increases as specified in Clauses
(iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in Clause (iv) above, it shall be a further condition to the obligations of the Underwriters that the Representative shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in Clause (iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company included in the Registration Statement, (y) reflect a material adverse change in the items specified in Clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Representative, or (z) reflect a material change in items specified in Clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

         (h) At the Closing Date and, if applicable, the Option Closing Date, you shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2(a) hereof are accurate as of the Closing Date and, if applicable, the Option Closing Date, and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such Closing Date;
(ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Offerors and the

Subsidiaries on a consolidated basis; (iii) since such dates there has not been any material transaction entered into by the Offerors or the Subsidiaries other than transactions in the ordinary course of business; and
(iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing
Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) covering such other matters as you may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

         (i) At the Closing Date and, if applicable, the Option Closing Date, you shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Closing Date (and, if applicable, the Option Closing Date); the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Closing Date and since the most recent date as of which information is given in the Prospectus, except as contemplated by the Prospectus, the Trust has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.

         (j) On the Closing Date, you shall have received duly executed counterparts of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement.

         (k) The NASD, upon review of the terms of the public offering of the Designated Preferred Securities, shall not have objected to the Underwriters' participation in such offering.

         (l) Prior to the Closing Date and, if applicable, the Option Closing Date, the Offerors shall have furnished to you and counsel for the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

         All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Offerors shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriters' obligations hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriters to the Offerors.

   7.    INDEMNIFICATION AND CONTRIBUTION.
         --------------------------------

         (a) The Offerors agree to jointly and severally indemnify and hold harmless each Underwriter, each of its directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney fees and expenses), joint or several, arising out of or based (i) upon any untrue statement or alleged untrue statement of a material fact made by the Company or the Trust contained in Section 2(a) of this Agreement (or any certificate delivered by the Company or the Trust pursuant to Sections 6(h), 6(i) or 6(l) hereof) or the registration statement as originally filed or the Registration Statement, any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, (ii) upon any blue sky application or other document executed by the Company or the Trust specifically for that purpose or based upon written information furnished by the Company or the Trust filed in any state or other jurisdiction in order to qualify any of the Designated Preferred Securities under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), (iii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, the Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application required to be stated therein or necessary to make the statements therein not misleading, and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and attorney fees), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or the Prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(iv) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in
                   -----------------
any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity the Underwriters' Information; provided, that the indemnification contained in this paragraph
             --------
with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling any Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to you in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

         (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Offeror, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to each Underwriter, but only with respect to the Underwriters' Information or in a Blue Sky Application. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

         (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however,
                                                          -----------------
that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such paragraph, and further, shall only relieve it from liability under such paragraph to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person) it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time and for all such indemnified party and controlling persons, which firm shall be designated in writing by the indemnified party (and, if such indemnified parties are Underwriters, by you, as Representative). Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement with each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

         (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Designated Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Preferred Securities (before deducting expenses) received by the Offerors bear to the total underwriting discounts, commissions and compensation received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this paragraph (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Preferred Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this paragraph (d), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls an Offeror within the meaning of the 1933 Act, each officer and trustee of an Offeror who shall have signed the Registration Statement and each director of an Offeror shall have the same rights to contribution as the Offerors subject in each case to the preceding sentence. The obligations of the Offerors under this paragraph (d) shall be in addition to any liability which the Offerors may otherwise have and the obligations of the Underwriters under this paragraph (d) shall be in addition to any liability that the Underwriters may otherwise have.

         (e)   The indemnity and contribution agreements contained in this
Section 7 and the representations and warranties of the Offerors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling an Underwriter or by or on behalf of the Offerors, or such directors, trustees or officers (or any person controlling an Offeror, (ii) acceptance of any Designated Preferred Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of any Underwriter or of an Offeror, such directors, trustees or officers (or of any person controlling an Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

         (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7.

   8.    TERMINATION.  You shall have the right to terminate this Agreement
         -----------
at any time at or prior to the Closing Date or, with respect to the Underwriters' obligation to purchase the Option Preferred Securities, at any time at or prior to the Option Closing Date, without liability on the part of the Underwriters to the Offerors, if:

         (a) Either Offeror shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

         (b) The Offerors or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Representative materially impairs the investment quality of the Designated Preferred Securities;

         (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the

Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

         (d) There has occurred any outbreak of hostilities or other calamity or crisis or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Designated Preferred Securities or enforce contracts for the sale of the Designated Preferred Securities;

         (e) Trading generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority;

         (f) A banking moratorium shall have been declared by either federal, Indiana or Michigan authorities; or

         (g) Any action shall have been taken by any government in respect of its monetary affairs which, your reasonable judgment, has a material adverse effect on the United States securities markets.

         If this Agreement shall be terminated pursuant to this Section 8, the Offerors shall not then be under any liability to the Underwriters except as provided in Sections 5 and 7 hereof.

   9.    DEFAULT OF UNDERWRITERS.  If any Underwriter or Underwriters shall
         -----------------------
default in its or their obligations to purchase Designated Preferred Securities hereunder, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Designated Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that the
                                            -----------------
non-defaulting Underwriters shall be under no obligation to purchase such Designated Preferred Securities if the aggregate number of Designated Preferred Securities to be purchased by such non-defaulting Underwriters shall exceed 110% of the aggregate underwriting commitments set forth in
Schedule I hereto, and provided further, that no non-defaulting Underwriter
----------             ----------------
shall be obligated to purchase Designated Preferred Securities to the extent that the number of such Designated Preferred Securities is more than 110% of such Underwriter's underwriting commitment set forth in Schedule I hereto.
                                                        ----------

         In the event that the non-defaulting Underwriters are not obligated under the above paragraph to purchase the Designated Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Representative may in its discretion arrange for one or more of the Underwriters or for another party or parties to purchase such Designated Preferred Securities on the terms contained herein. If within one business day after such default the Representative does not arrange for the purchase of such Designated Preferred Securities, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representative to purchase such Designated Preferred Securities on such terms.

         In the event that the Representative or the Company do not arrange for the purchase of any Designated Preferred Securities to which a default relates as provided above, this Agreement shall be terminated.

         If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or a part of the Designated Preferred Securities of a defaulting Underwriter or Underwriters as provided in this
Section 9, (i) you shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel for the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which, in its opinion, may thereby be made necessary and
(ii) the respective numbers of Designated Preferred Securities to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 7.

   10.   EFFECTIVE DATE OF AGREEMENT.  If the Registration Statement is not
         ---------------------------
effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriters when the Registration Statement becomes effective.

         If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. St. Louis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Representative shall release the Designated Preferred Securities for initial public offering. The Representative shall notify the Offerors immediately after it has taken any action which causes this Agreement to become effective.

         Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying you or by you, as Representative of the several Underwriters, by notifying either Offeror, except that the provisions of Sections 5 and 7 shall at all times be effective.

   11.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.  The
         --------------------------------------------------------------
representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriters or controlling persons of the Underwriters or any termination or cancellation of this Agreement and shall survive delivery of and payment for the Designated Preferred Securities.

   12.   NOTICES.  Except as otherwise provided in this Agreement, all
         -------
notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to either Offeror shall be sent to 100 North Michigan Street, South Bend, Indiana 46601, Attention: Larry E. Lentych (with a copy to Lewis, Rice & Fingersh, L.C., 500 North Broadway, Suite 2000, St. Louis, Missouri 63102, Attention: Thomas C. Erb, Esq.; and notices to the Underwriters shall be sent to Stifel, Nicolaus & Company, Incorporated, 500 North Broadway, Suite 1500, St. Louis, Missouri 63102,
Attention: Rick E. Maples (with a copy to Bryan Cave LLP, 211 North Broadway, Suite 3600, St. Louis, Missouri 63102, Attention: Frederick W. Scherrer, Esq.). In all dealings with the Company under this Agreement, Stifel, Nicolaus & Company, Incorporated shall act as representative of and on behalf of the several Underwriters, and the Company shall be entitled to Act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by Stifel, Nicolaus & Company, Incorporated on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

   13.   PARTIES.  The Agreement herein set forth is made solely for the
         -------
benefit of the Underwriters and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, any person controlling the Offerors or the Underwriters, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his status as such purchaser, from the Underwriters of the Designated Preferred Securities.

   14.   GOVERNING LAW.  This Agreement shall be governed by the laws of the
         -------------
State of Missouri, without giving effect to the choice of law or conflicts of law principles thereof.

   15.   COUNTERPARTS.  This Agreement may be executed in one or more
         ------------
counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.


         [The remainder of this page is intentionally left blank.]

          If the foregoing is in accordance with the your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement between the Company, the Trust and you in accordance with its terms.

                                       Very truly yours,

                                       1st SOURCE CORPORATION

                                       By:____________________________________
                                       Name:
                                       Title:

                                       1st SOURCE CAPITAL TRUST II

                                       By:____________________________________
                                       Name:
                                       Title:

CONFIRMED AND ACCEPTED,
as of March ___, 1997.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:----------------------------------
Name:
Title:
For itself and as Representative of the several
Underwriters named in Schedule I hereto.

                                      SCHEDULE I
                                      ----------

                                      EXHIBIT A


                                LIST OF SUBSIDIARIES


1st Source Bank

1st Source Leasing, Inc.

1st Source Insurance, Inc.

1st Source Capital Corporation

Trustcorp Mortgage Company

1st Source Capital Trust I

1st Source Capital Trust II

1st Source Auto Leasing, Inc. (inactive)

1st Source Travel, Inc. (inactive)

FBT Capital Corporation (inactive)

                         1,000,000 Preferred Securities
                           1st Source Capital Trust II

               Floating Rate Cumulative Trust Preferred Securities
                 (Liquidation Amount $25 per Preferred Security)


                       AGREEMENT AMONG UNDERWRITERS
                       ----------------------------

                                                            March ___, 1997


Stifel, Nicolaus & Company, Incorporated
  As Representative of the Several Underwriters
500 North Broadway, Suite 1500
St. Louis, Missouri  63102


            1. UNDERWRITING AGREEMENT. We understand that 1st Source Corporation, an Indiana corporation (the "Company") and its financing subsidiary, 1st Source Capital Trust II, a Delaware business trust (the "Trust", and hereinafter together with the Company, the "Offerors"), propose to enter into an underwriting agreement in substantially the form attached (the "Underwriting Agreement") with you and other prospective underwriters (including us) (collectively, the "Underwriters") providing for the several purchase by the Underwriters from the Trust 1,000,000 of the Trust's Floating Rate Cumulative Trust Preferred Securities with a liquidation amount of $25.00 per Preferred Security upon the terms stated in the Underwriting Agreement (such Preferred Securities are herein referred to as the "Firm Preferred Securities"), in which we will agree in accordance with the terms thereof to purchase the number of Firm Preferred Securities set forth opposite our name in Schedule I thereto. In addition, the Trust proposes to grant to the Underwriters, upon the terms stated in the Underwriting Agreement, the right to purchase up to an additional 100,000 Preferred Securities (the "Option Preferred Securities"), identical to the Firm Preferred Securities, for the sole purpose of covering over-allotments in the sale of the Firm Preferred Securities. The Firm Preferred Securities and the Option Preferred
Securities are collectively referred to herein as the "Designated Preferred Securities."

            2. REGISTRATION STATEMENT AND PROSPECTUS. The Designated Preferred Securities are more particularly described in a registration statement on Form S-3 (Registration Nos. 333-______, 333-______-01 and 333-______-02) filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). Amendments to such registration statement have been or are being filed, or a form of prospectus is being filed pursuant to Rule 424(b) and Rule 430A under the Act, in which, with our consent hereby confirmed, we have been named as one of the Underwriters of the Designated Preferred Securities. A copy of the registration statement as filed and a copy of each amendment as filed (excluding exhibits) have heretofore been delivered to us. We confirm that we have examined the registration statement, including amendments thereto, relating to the Designated Preferred Securities, as filed with the Commission, that we are willing to accept the responsibilities of an Underwriter under the Act in respect of the registration statement, and we are willing to proceed with a public offering of the Designated Preferred Securities in the manner contemplated. The registration statement and the related prospectus may be further amended, but no such amendment or change shall release or affect our obligations hereunder or under the Underwriting Agreement. As used herein, the terms "Registration Statement" and "Prospectus" shall have the same meanings as specified in the Underwriting Agreement.

            3. AUTHORITY OF REPRESENTATIVE. We hereby authorize you, acting on our behalf, as our representative (a) to complete, execute, and deliver the Underwriting Agreement, to determine the public offering price of the Designated Preferred Securities and the underwriting discount with respect thereto and to make such variations, if any, as in your judgment are appropriate and are not material, provided that the respective amount of Designated Preferred Securities set forth opposite our name in Schedule thereto shall not be increased without our consent, except as provided herein, (b) to waive performance or satisfaction by the Offerors of obligations or conditions included in the Underwriting Agreement if in your judgment such waiver will not have a material adverse effect upon the interests of the Underwriters, and (c) to take such actions as in your discretion may be necessary or advisable to carry out the Underwriting Agreement, this Agreement, and the transactions for the accounts of the several Underwriters contemplated thereby and hereby. We also authorize you to determine all matters relating to the public advertisement of the Designated Preferred Securities.

            4. PUBLIC OFFERING. We authorize you, with respect to any Designated Preferred Securities which we so agree to purchase, to reserve for sale, and on our behalf to sell, to dealers selected by you (including you or any of the other Underwriters, such dealers so selected being hereinafter called "Selected Dealers") and to others all or part of our Designated Preferred Securities as you may determine. Reservations for sales to persons other than Selected Dealers shall be as nearly as practicable in proportion to the respective underwriting obligations of the Underwriters, unless you agree to a smaller proportion at the request of an Underwriter. Reservations for sales to Selected Dealers need not be in such proportion. All sales of reserved Designated Preferred Securities shall be as nearly as practicable in proportion to the respective reservations as calculated from day to day.

            In your discretion, from time to time, you may add to the reserved Designated Preferred Securities any Designated Preferred Securities retained by us remaining unsold, and you may upon our request release to us any of our Designated Preferred Securities reserved but not sold. Any Designated Preferred Securities so released shall not thereafter be deemed to have been reserved. Upon termination of this Agreement, or prior thereto at your discretion, you shall deliver to our account any of our Designated Preferred Securities reserved but not sold and delivered, except that if the aggregate of all reserved but unsold and undelivered Designated Preferred Securities is less than 10% of the Designated Preferred Securities, you are authorized to sell such Designated Preferred Securities for the accounts of the several Underwriters at such price or prices as you may determine.

            Sales of reserved Designated Preferred Securities shall be made to Selected Dealers at the public offering price less the Selected Dealers' Concession pursuant to the Selected Dealer Agreement in substantially the form attached hereto, and to others at the public offering price. Underwriters and Selected Dealers may reallow a concession to other dealers as set forth in the Selected Dealer Agreement.

            After advice from you that the Designated Preferred Securities are released for sale to the public, we will offer to the public in conformity with the terms of the offering set forth in the Prospectus such of our Designated Preferred Securities as you advise us are not reserved. We authorize you after the Designated Preferred Securities are released for sale to the public, in your discretion, to change the public offering price of the Designated Preferred Securities and the concession, and to buy Designated Preferred Securities for our account from Selected Dealers at the public offering price less such amount not in excess of the Selected Dealers' Concession as you may determine.

            Sales of Designated Preferred Securities between Underwriters may be made with your prior consent, or as you deem advisable for blue sky purposes.

            We agree that we will not sell to any accounts over which we exercise discretionary authority any Designated Preferred Securities which we have agreed to purchase under the Underwriting Agreement.

            5. ADDITIONAL PROVISIONS REGARDING SALES. You may, in your discretion, charge our account with an amount equal to the Selected Dealers' Concession in respect of each Designated Preferred Security purchased under the Underwriting Agreement by you and not sold by you for our account (and each Designated Preferred Security which you believe has been substituted therefor) which may be delivered against a purchase contract made by you for our account prior to the later of (a) the termination of all of the provisions referred to in Section 10 hereof or (b) the covering by you of any short position created by you for our account, or in lieu of such charge, require us to repurchase on demand at the total cost thereof (including commissions), plus transfer taxes, any such Designated Preferred Security so delivered.

            6. PAYMENT AND DELIVERY. At or before 9:00 a.m., New York City time, on the Closing Date (as defined in the Underwriting Agreement) and on each Option Closing Date (as defined in the Underwriting Agreement), we will deliver to you (a) to an account designated by you by wire transfer, or
(b) at your office at 500 North Broadway, Suite 1500, St. Louis, Missouri 63102, Attention: Syndicate Department a certified or bank cashiers' check payable to your order in same day funds, in the amount equal to the initial offering price set forth in the Prospectus less the Selected Dealers' Concession in respect of the number of Firm Preferred Securities or Option Preferred Securities, as the case may be, to be purchased by us pursuant to the Underwriting Agreement. We authorize you for our account to make payment of the purchase price for the Designated Preferred Securities to be purchased by us against delivery to you of such Designated Preferred Securities, and the difference between such price and the amount of our check or wire transfer delivered to you therefor shall be credited to our account. Unless we notify you at least three full business days prior to such Closing Date to make other

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

arrangements, you may, in your discretion, advise the Offerors to prepare our certificates in our name. If you have not received our funds as requested, you may in your discretion make such payment on our behalf, in which event we will reimburse you promptly. Any such payment by you shall not relieve us from any of our obligations hereunder or under the Underwriting Agreement.

            We authorize you for our account to accept delivery of our Designated Preferred Securities from the Trust and to hold such of our Designated Preferred Securities as you have reserved for sale to Selected Dealers and others and to deliver such Designated Preferred Securities against such sales. You will deliver to us our unreserved Designated Preferred Securities as promptly as practicable.

            Notwithstanding the foregoing provisions of this Section 6, if you so notify us, payment for and delivery of our Designated Preferred Securities may be made through the facilities of The Depository Trust Company, if we are a member, unless we have otherwise notified you prior to a date to be specified by you, or, if we are not a member, settlement may be made through a correspondent who is a member pursuant to instructions we may send to you prior to such specified date.

            As promptly as practicable after you receive payment for reserved Designated Preferred Securities sold for our account, you will remit to us the purchase price paid by us for such Designated Preferred Securities and credit or debit our account with the difference between the sale price and such purchase price.

            7. AUTHORITY TO BORROW. In connection with the transactions contemplated in the Underwriting Agreement or this Agreement, we authorize you, in your discretion, to advance your own funds for our account, charging current interest rates, to arrange loans for our account and in connection therewith to execute and deliver any notes or other instruments and hold or pledge as security any of our Designated Preferred Securities or any Preferred Securities of the Trust purchased for our account. Any lender may rely upon your instructions in all matters relating to any such loan.

            Any of our Designated Preferred Securities and any Preferred Securities of the Trust purchased for our account held by you may from time to time be delivered to us for carrying purposes, and any such securities will be delivered to you upon demand.

            8. STABILIZATION AND OTHER MATTERS. We authorize you in your discretion to make purchases and sales of the Preferred Securities of the Trust for our account in the open market or otherwise, for long or short account, on such terms as you deem advisable and in arranging sales to overallot. If you have purchased Preferred Securities for stabilizing purposes prior to the execution of this Agreement, such purchases shall be treated as having been made pursuant to the foregoing authorization. We also authorize you, either before or after the termination of the offering provisions of this Agreement, to cover any short position incurred pursuant to this Section on such terms as you deem advisable. All such purchases and sales and over-allotments shall be made for the accounts of the several Underwriters as nearly as practicable in proportion to their respective underwriting obligations. Our net commitment under this Section (excluding any commitment incurred under the Underwriting Agreement upon exercise of the right to purchase Option Preferred Securities) shall not, at the end of any business day, exceed 15 percent of our maximum underwriting obligation. We will on your demand take up and pay for at cost any Preferred Securities so purchased or sold or over-allotted for our account, and, if any other Underwriter defaults in its corresponding obligation, we will assume our proportionate share of such obligation without relieving the defaulting Underwriter from liability. We will be obligated in respect of purchases and sales made for our account hereunder whether or not any proposed purchase of the Designated Preferred Securities from the Trust is consummated. The existence of this provision is no assurance that the price of the Designated Preferred Securities will be stabilized or that, if stabilizing is commenced, it may not be discontinued at any time.

            We agree to advise you, from time to time upon your request, during the term of this Agreement, of the number of Designated Preferred Securities retained by us remaining unsold, and will, upon your request, sell to you for the accounts of one or more of the several Underwriters such number of such Designated Preferred Securities as you may designate at such prices, not less than the net price to Selected Dealers nor more than the public offering price, as you may determine.

            If you effect any stabilizing purchase pursuant to this Section 8, you will notify us promptly of the date and time when the first stabilizing purchase was effected and the date and time when stabilizing was terminated. You will retain such information as is required to be retained by you as "Manager" pursuant to Rule 17a-2 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). We agree that we will not effect any stabilizing purchases without your express authorization, and, if any purchases are effected, we agree to furnish to you not later than three business days following the date upon which stabilization was commenced such information as is required under Rule 17a-2(d).

            With respect to the Underwriting Agreement, you are also authorized in your discretion (a) to exercise the option therein as to all or any part of the Option Preferred Securities, and to terminate such option in whole or in part prior to its expiration, (b) to postpone the Closing Date and the Option Closing Date referred to in the Underwriting Agreement, and any other time or date specified therein, (c) to exercise any right of cancellation or termination, (d) to arrange for the purchase by other persons (including yourselves or any other Underwriter) of any Designated Preferred Securities not taken up by any defaulting Underwriter and (e) to consent to such other changes in the Underwriting Agreement as in your judgment do not materially adversely affect the substance of our rights and obligations thereunder.

            We further agree that (a) prior to the termination of this Agreement we will not, directly or indirectly, bid for or purchase any Designated Preferred Securities for our own account, except as provided in this Agreement and in the Underwriting Agreement, and (b) prior to the completion (as defined in Rule 10b-6 under the 1934 Act) of our participation in this distribution, we will otherwise comply with Rule 10b-6.

            9. ALLOCATION OF EXPENSES AND SETTLEMENT. We authorize you to charge our account with (a) all transfer taxes on Designated Preferred Securities purchased by us pursuant to the Underwriting Agreement and sold by you for our account, (b) Selected Dealers' Concessions in connection with the purchase, marketing and sale of the Designated Preferred Securities for our account, and (c) our proportionate share (based upon our underwriting obligation) of all other expenses incurred by you under this Agreement and in connection with the purchase, carrying, sale and distribution of the Designated Preferred Securities. Your determination of the amount and allocation of such expenses shall be conclusive. In the event of the default of any Underwriter in carrying out its obligations hereunder, the expenses chargeable to such Underwriter pursuant to this Agreement and not paid by it, as well as any additional losses or expenses arising from such default, may be proportionately charged by you against the other Underwriters not so defaulting (including such other persons who purchase Designated Preferred Securities upon a default by an Underwriter pursuant to Section 11 hereof), without, however, relieving such defaulting Underwriter from its liability therefor.

            As soon as practicable after termination of this Agreement, the accounts hereunder will be settled, but you may reserve from distribution such amount as you deem necessary to cover possible additional expenses. You may at any time make partial distributions of credit balances or call for payment of debit balances. Any of our funds in your hands may be held with your general funds without accountability for interest. Notwithstanding the termination of this Agreement or any settlement, we will pay (a) our proportionate share (based on our underwriting obligation) of all expenses and liabilities which may be incurred by or for the accounts of the Underwriters, including any liability based on the claim that the Underwriters constitute an association, unincorporated business or other separate entity, and of any expenses incurred by you or any other Underwriter with your approval in contesting any such claim or liability, and (b) any transfer taxes paid after such settlement on account of any sale or transfer for our account.

            10. TERMINATION. The offering provisions of this Agreement shall terminate 30 days from the date hereof unless extended by you. You may extend said provisions for a period or periods not exceeding an additional 30 days in the aggregate, provided that the Selected Dealer Agreements, if any, are similarly extended. Whether extended or not, said provisions may be terminated in whole or in part by notice from you.

            11. DEFAULT BY UNDERWRITERS. Default by one or more Underwriters in respect of their obligations hereunder or under the Underwriting Agreement shall not release us from any of our obligations or in any way affect the liability of any defaulting Underwriter to the other Underwriters for damages resulting from such default. In case of such default by one or more Underwriters, you are authorized to increase, pro rata with other non-defaulting Underwriters, the number of Designated Preferred Securities which we shall be obligated to purchase pursuant to the Underwriting Agreement, provided that the aggregate amount of all such increases for our account shall not exceed our pro rata share of 100,000 Designated Preferred Securities; and you are further authorized to arrange, but shall not be obligated to arrange, for the purchase by other persons, who may include yourselves or other Underwriters, of all or a portion of any aggregate amount not taken up. In the event any such arrangements are made, the respective numbers of Designated Preferred Securities to be purchased by the non-defaulting Underwriters and by any such other persons shall be taken as the basis for the underwriting obligations under this Agreement.

            12. POSITION OF REPRESENTATIVE. Except as otherwise specifically provided in this Agreement, you shall have full authority to take such action as you may deem advisable in respect of all matters pertaining to the Underwriting Agreement and this Agreement and in connection with the purchase, carrying, sale, and distribution of the Designated Preferred Securities (including authority to terminate the Underwriting Agreement as provided therein). You shall be under no liability to us for or in respect of the value of the Designated Preferred Securities or the validity or the form thereof, the Registration Statement, any preliminary prospectus, the Prospectus, the Underwriting Agreement, or other instruments executed by the Offerors, or others; or for or in respect of the issuance, transfer, or delivery of the Designated Preferred Securities; or for the performance by the Offerors, or others of any agreement on its or their part; nor shall you be liable under any of the provisions hereof or for any matters connected herewith, except for your own want of good faith, for obligations expressly assumed by you in this Agreement and for any liabilities imposed upon you by the Act. No obligations on your part shall be implied or inferred herefrom. Authority with respect to matters to be determined by you, or by you and the Offerors, pursuant to the Underwriting Agreement, shall survive the termination of this Agreement.

            In taking all actions hereunder, except in the performance of your own obligations hereunder and under the Underwriting Agreement, you shall act only as the representative of each of the Underwriters. The commitments and liabilities of each of the several Underwriters are several in accordance with their respective purchase obligations and are not joint or joint and several. Nothing contained herein shall constitute the Underwriters partners or render any of them liable to make payments otherwise than as herein provided. If for federal income tax purposes the Underwriters should be deemed to constitute a partnership, then each Underwriter elects to be excluded from the application of Subchapter K, Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended, and agrees not to take any position inconsistent with such election. Each Underwriter authorizes Stifel, Nicolaus & Company, Incorporated, in its discretion, on behalf of such Underwriter, to execute such evidence of such election as may be required by the Internal Revenue Service.

            13. COMPENSATION TO REPRESENTATIVE. As compensation for your services in connection with the purchase of the Designated Preferred Securities and the management of the public offering of the Designated Preferred Securities, we agree to pay you and authorize you to charge our account with an amount equal to $_____ per share of the Designated Preferred Securities which we have agreed to purchase pursuant to the Underwriting Agreement.

            14. INDEMNIFICATION AND FUTURE CLAIMS. Each Underwriter, including you, agrees to indemnify, hold harmless and reimburse each other Underwriter and each person, if any, who controls any other Underwriter within the meaning of Section 15 of the Act, and any successor of any other Underwriter, to the extent that, and upon the terms upon which, each Underwriter will be obligated pursuant to the Underwriting Agreement to indemnify, hold

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

harmless and reimburse the Offerors, its directors, officers, and controlling persons, therein specified.

            In the event that at any time any person other than an Underwriter asserts a claim against one or more of the Underwriters or against you as representative of the Underwriters arising out of an alleged untrue statement or omission in the Registration Statement (or any amendment thereto) or in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or relating to any transaction contemplated by this Agreement, we authorize you to make such investigation, to retain such counsel for the Underwriters and to take such action in the defense of such claim as you may deem necessary or advisable. You may settle such claim with the approval of a majority in interest of the Underwriters. We will pay our proportionate share (based upon our underwriting obligation) of all expenses incurred by you (including the fees and expenses of counsel for the Underwriters) in investigating and defending against such claim and our proportionate share of the aggregate liability incurred by all underwriters in respect of such claim (after deducting any contribution or indemnification obtained pursuant to the Underwriting Agreement, or otherwise, from persons other than Underwriters), whether such liability is the result of a judgment against one or more of the Underwriters or the result of any such settlement. There shall be credited against any amount paid or payable by us pursuant to this paragraph any loss, damage, liability or expense which is incurred by us as a result of any such claim asserted against us, and if such loss, claim, damage, liability, or expense is incurred by us as a result of any such claim against us, and if such loss, claim, damage, liability, or expense is incurred by us subsequent to any payment by us pursuant to this paragraph, appropriate provision shall be made to effect such credit, by refund or otherwise. Any Underwriter may retain separate counsel at its own expense.
A claim against or liability incurred by a person who controls an Underwriter shall be deemed to have been made against or incurred by such Underwriter.
In the event of default by any Underwriter in respect of its obligations under this Section, the non-defaulting Underwriters shall be obligated to pay the full amount thereof in the proportions that their respective underwriting obligations bear to the underwriting obligations of all non-defaulting Underwriters, without relieving such defaulting Underwriter of its liability hereunder. Our agreements contained in this Section will remain in full force and effect regardless of any investigation made by or on behalf of such other Underwriter or controlling person and will survive the delivery of and payment for the Designated Preferred Securities and the termination of this Agreement and the similar agreements entered into with the other Underwriters.

            15. BLUE SKY AND OTHER MATTERS. You will not have any responsibility with respect to the right of any Underwriter or other person to sell the Designated Preferred Securities in any jurisdiction notwithstanding any information you may furnish in that connection. We authorize you to file a New York Further State Notice, if required, and to make and carry out on our behalf any agreements which you may deem necessary in order to procure registration or qualification of any of the Designated Preferred Securities in any jurisdiction, and we will at your request make such payments, and furnish to you such information, as you may deem required by reason of any such agreements.

            We authorize you to file on behalf of the several Underwriters with the National Association of Securities Dealers, Inc. (the "NASD") such documents and information, if any, which are available or have been furnished to you for filing pursuant to the applicable rules, statements, and interpretations of the
NASD.

            16. TITLE TO DESIGNATED PREFERRED SECURITIES. The Designated Preferred Securities purchased by the respective Underwriters shall remain the property of such Underwriters until sold and no title to any such Designated Preferred Securities shall in any event pass to you by virtue of any of the provisions of this Agreement.

            17. CAPITAL REQUIREMENTS. We confirm that the incurrence by us of our obligations under this Agreement and under the Underwriting Agreement will not place us in violation of Rule 15c3-1 under the 1934 Act or of any applicable rules relating to capital requirements of any securities exchange or association to which we are subject.

            18. LIABILITY FOR FUTURE CLAIMS. Neither any statement by you of any credit or debit balance in our account nor any reservation from distribution to cover possible additional expenses relating to the Designated Preferred Securities will constitute any representation by you as to the existence or nonexistence of possible unforeseen expenses or liabilities of or charges against the several Underwriters. Notwithstanding the distribution of any net credit balance to us, we will be and remain liable for, and will pay on demand, (a) our proportionate share (based upon our underwriting obligation) of all expenses and liabilities which may be incurred by or for the accounts of the Underwriters, including any liability which may be incurred by the Underwriters or any of them based on the claim that the Underwriters constitute an association, unincorporated business, partnership, or any separate entity, and (b) any transfer taxes paid after such settlement on account of any sale or transfer for our account.

            19. ACKNOWLEDGMENT OF REGISTRATION STATEMENT, ETC. We hereby confirm that we have examined the Registration Statement (including any amendments or supplements thereto) and Prospectus relating to the Designated Preferred Securities filed with the Commission, that we are willing to accept the responsibilities of an underwriter thereunder and that we are willing to proceed as therein contemplated. We confirm that we have authorized you to advise the Offerors on our behalf (a) as to the statements to be included in any preliminary prospectus and in the Prospectus (including any supplement thereto) relating to the Designated Preferred Securities under the heading "Underwriting," insofar as they relate to us, and (b) that there is no information about us required to be stated in said Registration Statement or said preliminary prospectus or the Prospectus (including any supplement thereto) other than as set forth in the Underwriters' Questionnaire previously delivered by us to you and the Offerors. We understand that the aforementioned documents are subject to further change and that we will be supplied with copies of any amendment or amendments to the Registration Statement and of any amended Prospectus promptly, if and when received by you, but the making of such changes and amendments will not release us or affect our obligations hereunder or under the Underwriting Agreement.

            20. NOTICES AND GOVERNING LAW. Any notice from you to us shall be mailed, telephoned, or telegraphed to us at our address as set forth in the Underwriters' Questionnaire. Any notice from us to you shall be deemed to have been duly given if mailed, telephoned or telegraphed to you at 500 North Broadway, Suite 1500, St. Louis, Missouri 63102, Attention:
Syndicate Department. This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

            21. OTHER PROVISIONS. We represent that we are actually engaged in the investment banking or securities business and that we are a member in good standing of the NASD or, if we are not such a member, that we are a foreign dealer not eligible for membership in the NASD and that we will not offer or sell any Designated Preferred Securities in, or to persons who are nationals or residents of, the United States of America. In making sales of Designated Preferred Securities, if we are such a member, we agree to comply with all applicable rules of the NASD, including, without limitation, the NASD's Interpretation with respect to Free-Riding and Withholding and
Section 24 of Article III of the NASD's Rules of Fair Practice, or if we are a foreign dealer, we agree to comply with such Interpretation and Sections 8, 24 and 36 of such Article as though we were such a member, and with Section 25 as that Section applies to a non-member broker or dealer in a foreign country. We confirm that you have heretofore delivered to us such number of copies of the Prospectus as have been reasonably requested by us, and we further confirm that we have complied and will comply with Rule 15c2-8 under the 1934 Act concerning delivery of each preliminary prospectus and the Prospectus, and that we will furnish to persons who receive a confirmation of sale a copy of the Prospectus filed pursuant to Rule 424(b) or Rule 424(c) under the Act. We are aware of our statutory responsibilities under the Act, and you are authorized on our behalf to so advise the Commission.

            22. COUNTERPARTS. This Agreement may be signed in any number of counterparts which, taken together, shall constitute one and the same instrument, and you may confirm the execution of such counterparts by facsimile signature.



                              ________________________________________________
                              As Attorney-in-Fact for each of the several
                              Underwriters named in Schedule 1 to the
                              Underwriting Agreement

Confirmed as of the date first above written.

            STIFEL, NICOLAUS & COMPANY, INCORPORATED
            As Representative of the Several Underwriters


            By:_____________________________________________
               Name:
               Title:

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